SunTrust Robinson Humphrey 2006 Financial Services Unconference

New York City

May 25, 2006

WesBanco

By all accounts, better.

97% Customer Satisfaction Rate

Market Diversification



2004
2002
2002
2005

WesBanco
By all accounts, better.

97%

WesBanco Market Demographics*

	WEST VIRGINIA	NEW MARKETS MONTGOMERY, CLARK & GREENE COUNTIES Dayton/Springfield, OH	NEW MARKET HAMILTON COUNTY Cincinnati, OH
Total Population *	1,815,354	844,909	814,611
Median Income *	$31,504	$43,535 (1)	$44,280
Per Capita Income *	$25,792	$31,282 (1)	$39,467

*Source: US Census Bureau – Income reported in 2004 inflation-adjusted dollars.

(1) Weighted average

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

Loans & Deposits

LOANS 12/31/2005



NON
WV
54%
WV
46%

WV - $1,335 million

Non-WV - $1,586 million

WV - Branches – 45

Non-WV - Branches – 36

DEPOSITS 12/31/2005



NON
WV
36%
WV
64%

WV - $1,900 million

Non-WV - $1,091 million

WV – ATM's - 77

Non-WV - ATM's - 43

WesBanco
By all accounts, better.

*Excludes proforma sale of Ritchie County Branches

97%

Net Income and EPS Trends

In thousands



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$11,080
$10,963
$11,258
$10,595
$9,870
$10,460
$10,549
$10,669
$5,584
$9,204
1Q05
2Q05
3Q05
4Q05
1Q06
Net income
Core operating earnings



$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.48
$0.48
$0.50
$0.47
$0.44
$0.47
$0.48
$0.48
$0.25
$0.42
1Q05
2Q05
3Q05
4Q05
1Q06
EPS - diluted
Core Operating EPS - diluted

WesBanco

By all accounts, better.

97%

Net Interest Income and Margin Trends


In thousands
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.51%
3.52%
3.46%
3.45%
3.40%
$33,501
$33,868
$32,588
$32,354
$30,983
1Q05
2Q05
3Q05
4Q05
1Q06

WesBanco
By all accounts, better.

1st Quarter 2006 Financial Results

(dollars in thousands)	1st Quarter 3/31/2006	1st Quarter 3/31/2005	% CHG
GAAP - Net income	$ 5,584	$ 11,080	(49.6%)
Core operating earnings	$ 9,258	$ 11,376	(18.6%)
GAAP EPS - diluted	$ 0.25	$ 0.48	(47.9%)
Core Operating EPS - diluted	$ 0.42	$ 0.49	(14.3%)
Return on assets	0.52%	0.99%	(47.5%)
Core Operating ROA	0.86%	1.01%	(14.9%)
Return on equity	5.45%	10.42%	(47.7%)
Core Operating ROE	9.04%	10.70%	(15.5%)
Return on tangible equity	8.44%	15.65%	(46.1%)
Net interest margin	3.40%	3.51%	(3.1%)

WesBanco
By all accounts, better.

97%

1st Quarter 2006 Financial Results (continued)

- Other-than-temporary impairment losses on available-for-sale securities of $8.0 million.
- Decrease in net interest margin year-over-year due to strategic reduction of balance sheet, higher rates and flat yield curve environment.
- Gain on sale of non-strategic, rural branch offices of $2.5 million.
- Increase in core non-interest income of $1.5 million or 15.4%.
- Decrease in non-interest expense of $320 thousand or 1.2%.

Earnings Per Share (Diluted)



$1.60
$1.70
$1.80
$1.90
$1.90
2001
2002
2003
2004
2005

CAGR = 4.4%

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

Dividends Per Share Growth


$0.92
$0.935
$0.96
$1.00
$1.04
$1.06
2001
2002
2003
2004
2005
2006
Annualized

21 consecutive years of dividend increases.
Current dividend yield approximating 3.6%

WesBanco
By all accounts, better.

97%

Non-performing Assets / Net Charge-off Ratio

In thousands



$16,000
$14000
$12,000
$10,000
$8,000
$6,000
$4000
$2,000
$0
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.24%
0.30%
0.27%
0.27%
0.39%
1Q05
2Q05
3Q05
4Q05
1Q06
Total Non-performing assets
NPA's as a % of total assets



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
0.60%
0.40%
0.20%
0.00%
0.50%
0.46%
0.31%
0.29%
2002
2003
2004
2005
Total average loans
Net charge-off percent

WesBanco
By all accounts, better.

Interest Rate Trend


9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Prime
1 Yr Treasury
Fed Funds
D 03
M 04
J 04
S 04
D 04
M 05
J 05
S 05
D 05
M 06
5/18/06

WesBanco
By all accounts, better.

Capital Ratios


18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Total Risk Based Capital
Tier I Capital
Ave. Tangible Equity / Tangible Assets
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06

WesBanco
By all accounts, better.

Average Securities and Loans



Securities
Yield
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1Q05
2Q05
3Q05
4Q05
1Q06



Loans
Yield
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1Q05
2Q05
3Q05
4Q05
1Q06

WesBanco
By all accounts, better.

Yield Curve Comparison



Yields
4.82%
4.96%
4.91%
4.92%
4.94%
5.61%
5.17%
4.76%
4.48%
4.17%
3.92%
3.78%
3.12%
2.77%
3
6
2
3
5
10
30
3/31/06
One year ago

WesBanco
By all accounts, better.

"Better Than Free" Checking Campaign

- 24,000 new accounts over campaign period
- 20,000 new debit cards
- 213% of goals
- Increased awareness of brand
- Launched new sales culture

WesBanco
By all accounts, better.

New Deposit Accounts Opened



6,000
5,000
4,000
3,000
2,000
1,000
0
M A M J J A S O N D J F M
Demand
CDs
Money Market
Savings
Int Brg Demand

WesBanco
By all accounts, better.

Service Charge Income Growth

In thousands


$2,462
$2,723
$2,834
$3,515
$3,797
1Q05
2Q05
3Q05
4Q05
1Q06

Growth from 1Q05 to 1Q06 = 54.22%.

WesBanco
By all accounts, better.

Key Investor Messages

- Increased dividend in February 2006.
- Dividend yield of 3.6%.
- Announced new 1 million share repurchase authorization.
  - Repurchased approximately 1.4 million share in 2005.
- Tangible capital after balance sheet reduction supportive of additional share repurchases.
- Added $900M of assets and 14 offices in strategic markets over last two years.
- Balance sheet restructuring to reduce interest rate sensitivity to higher rates.
- Customer satisfaction and other retail initiatives, including "Free Checking Campaign."
- Wealth and Trust management growth.
  - Assets under management $2.9 billion at 3/31/06 compared to $2.6 billion at 12/31/05.

WesBanco
By all accounts, better.

Key Investor Messages

- Cost control and FTE reduction.
  - Reduction of 193 FTE's in one year.
- Service charge income and alternative fee income growth.
  - New overdraft product.
  - Growth in securities / insurance product lines.
- Focus on credit quality "instead of growth for growth's sake."
  - Sale or exit of lower profitability / higher risk loans – over $120 million in the past year.
  - Focus on loan spreads.
  - Focus on commercial loan growth – adding resources and technology.
- Branch optimization – Closure/sale of low growth branches while opening new offices in higher growth areas and consolidating existing locations to improve efficiency.

Reconciliation Table – Non-GAAP Financial Information

	For the Three Months Ended March 31,			
	2006	2005	**2006**	2005
	($ in thousands)		Per Share Amts.	
GAAP - Net income / Per share	$ 5,584	$ 11,080	$ 0.25	$ 0.48
Merger-related expenses, net of tax (1)	-	296	-	0.01
Restructuring expenses, net of tax (1)	324	-	0.02	-
Other-than-temporary impairment losses, net of tax (1)	4,829	-	0.22	-
Gain on branch sale, net of tax (1)	(1,479)	-	(0.07)	-
Core operating earnings / Per share	$ 9,258	$ 11,376	$ 0.42	$ 0.49

(1) The related income tax expense is calculated using a combined Federal and State income tax rate of 40%.

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

Reconciliation Table – Non-GAAP Financial Information

	For the Three Months Ended March 31,			
	2006	2005	**2006**	2005
	Return on ave. assets		Return on ave. equity	
Return on average assets / equity	**0.52%**	0.99%	**5.45%**	10.42%
Merger-related expenses, net of tax (1)	**0.00%**	0.02%	**0.00%**	0.28%
Restructuring expenses, net of tax (1)	**0.03%**	0.00%	**0.32%**	0.00%
Other-than-temporary impairment losses, net of tax (1)	**0.45%**	0.00%	**4.71%**	0.00%
Gain on branch sale, net of tax (1)	**-0.14%**	0.00%	**-1.44%**	0.00%
Core return on average assets / equity	**0.86%**	1.01%	**9.04%**	10.70%

(1) The related income tax expense is calculated using a combined Federal and State income tax rate of 40%.

WesBanco
By all accounts, better.

97% Customer Satisfaction Rate

Forward-looking Disclosure

Forward-looking statements in this presentation relating to WesBanco's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this presentation should be read in conjunction with WesBanco's 2005 Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), which is available at the SEC's website www.sec.gov or at WesBanco's website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco's 2005 Annual Report on Form 10-K and 1st quarter 2006 Form 10-Q filed with the SEC under the section "Risk Factors". Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including without limitation, the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, Federal Deposit Insurance Corporation, the SEC, the National Association of Securities Dealers and other regulatory bodies; potential legislative and federal and state regulatory actions and reform adverse decisions of federal and state courts; competitive conditions in the financial services industry; rapidly changing technology affecting financial services and/or other external developments materially impacting WesBanco's operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.